Exhibit 10.6

THIRD OMNIBUS AMENDMENT

This THIRD OMNIBUS AMENDMENT (this “Third Amendment”) is made and entered into as of March 30, 2012, by and among Tang Capital Partners, LP, RTW Investments, LLC, Galena Biopharma, Inc. (formerly RXi Pharmaceuticals Corporation) and RXi Pharmaceuticals Corporation (formerly RNCS, Inc.).

WHEREAS, the parties entered into a Securities Purchase Agreement dated as of September 24, 2011 (the “Securities Purchase Agreement”) and the Ancillary Agreements related thereto, including the Bridge Notes;

WHEREAS, the parties entered into an Omnibus Amendment dated as of February 6, 2012 (the “First Amendment”) and a Second Omnibus Amendment dated as of March 5, 2012 (the “Second Amendment” and, together with the First Amendment, the “Previous Amendments”), amending certain provisions of the Securities Purchase Agreement and the Bridge Notes;

WHEREAS, the Securities Purchase Agreement, as amended by the Previous Amendments, in Section 8.01(c) thereof provides that the Agreement may be terminated by either the Company or the Investors if the Closing has not occurred on or before 5:00 p.m., Eastern Standard Time, on March 31, 2012, which date may be extended from time to time by mutual written consent of the Company and the Investors;

WHEREAS, the Bridge Notes dated September 24, 2011 held by the Investors, as amended by the First Amendment, in Section 1.1 thereof each provide for a Maturity Date (as defined in the Bridge Notes) of the earlier of (i) March 31, 2012 or (ii) an Event of Default (as defined in the Bridge Notes);

WHEREAS, the parties desire to amend such provisions of the Securities Purchase Agreement and the Bridge Notes to extend the March 31, 2012 date;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Securities Purchase Agreement Amendment. Section 8.01(c) of the Securities Purchase Agreement, as amended by the Previous Amendments, is hereby further amended to replace “March 31, 2012” with “April 4, 2012”.

2. Bridge Notes Amendment. The Bridge Notes, as amended by the Previous Amendments, are hereby further amended to replace references to “March 31, 2012” with “April 4, 2012”.

3. Miscellaneous. Capitalized terms used herein and not defined shall have the meanings set forth in the Securities Purchase Agreement or in the Bridge Notes, in each case, as amended, as applicable. The terms and conditions set forth in Article X of the Securities

Purchase Agreement are incorporated herein by reference. Nothing herein shall constitute a waiver of any provision of the Securities Purchase Agreement or any of the Ancillary Documents pursuant to Section 10.03 of the Securities Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

GALENA BIOPHARMA, INC.

By:	/s/ Mark J. Ahn
	Name:	Mark J. Ahn
	Title:	President and Chief Executive Officer

RXi PHARMACEUTICALS CORPORATION

By:	/s/ Mark J. Ahn
	Name:	Mark J. Ahn
	Title:	President

TANG CAPITAL PARTNERS, LP

By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Managing Director

RTW INVESTMENTS, LLC

By:	/s/ Roderick Wong
	Name:	Roderick Wong
	Title:	Managing Member

[Signature Page to Third Omnibus Agreement]

3